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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    Form 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------



       Date of report (Date of earliest event reported): November 9, 2001



                                  ACCENTURE LTD
               (Exact Name of Registrant as Specified in Charter)




          Bermuda                       001-16565               98-0341111
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


                                   Cedar House
                                 41 Cedar Avenue
                             Hamilton HM12, Bermuda
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-8262


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.   Change in Registrant's Certifying Accountant.
          --------------------------------------------

          At the request of the Audit Committee of the Board of Directors of Accenture Ltd ("Accenture"), PricewaterhouseCoopers LLP ("PwC") resigned as the independent accountant for Accenture and its subsidiaries effective upon completion of the audit of the August 31, 2001 financial statements, which is expected to occur at the end of November 2001. Accenture's request for PwC's resignation was not based on concerns as to the quality of PwC's work or on any disagreements with PwC. It was based upon the continuing competitive situation between PwC's consulting practice and Accenture, which Accenture had expected to be eliminated some time ago.

          The Audit Committee of Accenture's Board of Directors has begun a process to select a successor independent accountant and expects to propose the appointment of a successor independent accountant by the end of November 2001.

          PwC was appointed as the independent accountant of Accenture in September 2000 and in connection with Accenture's initial public offering audited the fiscal 2000, 1999 and 1998 financial statements. The report of PwC on these financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audit referred to above and through November 9, 2001, there were no:

          (i) disagreements between Accenture and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreement or disagreements in their report on the financial statements for such years; or

          (ii) reportable events involving PwC that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K.

          Accenture has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 9, 2001, is filed as
Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

     (c) Exhibits

         16.1 Letter from PricewaterhouseCoopers LLP to the Commission dated November 9, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 ACCENTURE LTD

                                 By:      /s/ Douglas G. Scrivner
                                          ---------------------------
                                 Name:    Douglas G. Scrivner
                                 Title:   General Counsel and
                                          Secretary

Date:  November 9, 2001



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                                INDEX TO EXHIBITS



Exhibit Number      Exhibit
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16.1                Letter from PricewaterhouseCoopers LLP to the
                    Commission, dated November 9, 2001